WS:IMANAGE_TNCLEGAL_NYC_PRD:21519725:v2 ASSUMPTION OF GUARANTY THIS ASSUMPTION OF GUARANTY (this “Agreement”) is made and entered into as of this 8 day of November, 2024, by and among Willow Tree Capital Offshore Fund, LLC (“Current Guarantor”), Willow Tree Capital Corporation (“Surviving Guarantor”) and Macquarie Bank Limited (“Macquarie”). BACKGROUND A. Current Guarantor has entered certain Guaranties for the benefit of Macquarie, copies of which are attached hereto as Exhibit A (the “Guaranties”). B. Current Guarantor and Surviving Guarantor intend to enter certain transactions pursuant to which the Current Guarantor will merge with and into the Surviving Guarantor, with the Surviving Guarantor being the surviving entity of such merger, and as a result of, and immediately following such merger, the assets and liabilities of Current Guarantor and Surviving Guarantor will be the assets and liabilities of the Surviving Guarantor, as the surviving corporation in such merger (the “Transaction”). C. The effective date of the Transaction is referred to herein as the “Effective Date”. D. Pursuant to the Transaction, the Surviving Guarantor will become the guarantor under the Guaranties as of the Effective Date. E. The parties hereto desire to acknowledge that the Surviving Guarantor will become the guarantor under the Guaranties as of the Effective Date. NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agrees as follows: 1. Acknowledgement of Assumption of Guaranty. As of the Effective Date, the Surviving Guarantor shall become the guarantor under the Guaranties and shall assume all obligations and liabilities of Current Guarantor under the Guaranties. 2. Representations and Warranties. Each of the parties hereto hereby represent and warrant to the other parties hereto that, as of the date hereof this Agreement constitutes the legal, valid and binding agreement of such party enforceable against such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws, rules or regulations affecting creditors’ rights generally and by general principles of equity. 3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflicts or choice of law principles. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement. 4. Binding Effect. This Agreement shall be binding upon each of the parties hereto, and their respective successors and assigns. Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA

2 WS:IMANAGE_TNCLEGAL_NYC_PRD:21519725:v2 5. Severability. In case one or more of the provisions of this Agreement shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision shall be modified or amended to the extent necessary to remove the invalidity, illegality or unenforceability. Should the amendment or modification of such provision be impossible, this Agreement shall be construed as if it never contained the invalid, illegal or unenforceable provision and such provision shall not affect any other provision of this Agreement. [signature page follows] Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA

3 WS:IMANAGE_TNCLEGAL_NYC_PRD:21519725:v2 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written. WILLOW TREE CAPITAL OFFSHORE FUND, LLC By:__________________________ Name: Mark Klingensmith Title: Authorized Signatory WILLOW TREE CAPITAL CORPORATION By:__________________________ Name: Mark Klingensmith Title: Authorized Signatory MACQUARIE BANK LIMTIED By:________________________________ Name: Title: By:________________________________ Name: Title: POA reference no. 3324 Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA David Anekstein Authorized Signatory Authorized Signatory Marshall Weaver

Docusign Envelope ID: 69679C9D-5BC9-452E-93B1-B1CA61D49BEA

Exhibit A

Guaranties

4

WS:IMANAGE_TNCLEGAL_NYC_PRD:21519725:v2

1 GUARANTY THIS GUARANTY is dated as of September 30, 2024 (this “Guaranty”), by Willow Tree Capital Offshore Fund, LLC (“Guarantor”), in favor of Macquarie Bank Limited (“Seller”). RECITALS Pursuant to the LSTA Par/Near Par Trade Confirmation entered into between Willow Tree Capital Offshore Blocker, LLC (“Buyer”) and Seller (the “Trade Confirmation”, a copy of which is attached hereto as Exhibit A), Buyer agreed to purchase all of Seller's right, title and interest in a Participation Agreement pursuant to which Seller was granted a participation in the Purchase Amount (as defined in such Participation Agreement) in an amount equal to the Purchase Amount of the Facility (each as specified in the Trade Confirmation, and referred to herein as the “Loans”) extended under the Credit Agreement (as defined in the Trade Confirmation) and which Seller has a participating interest therein, and Seller agreed to sell the Loans to Buyer. NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantor from Seller’s agreement under the Trade Confirmation, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Seller to enter into the Trade Confirmation, Guarantor hereby commits to Seller as follows: AGREEMENTS Section 1. Definitions. All terms used in this Guaranty which are defined in the Trade Confirmation and not otherwise defined herein shall have the same meanings when used herein. All references herein to this Guaranty, the Trade Confirmation, or any other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings: “Obligations” means collectively Buyer’s obligation to purchase the Loans in accordance with the terms of the Trade Confirmation and all of the other liabilities, obligations, agreements and undertakings of Buyer to Seller arising under, and as provided for in, the Trade Confirmation. “Obligation Documents” means the Trade Confirmation, and all other documents, instruments and agreements, delivered in connection therewith; provided that this Guaranty shall not be an “Obligation Document” for any purpose of this Guaranty. Section 2. Guaranty. (a) Guarantor, irrevocably, absolutely, continuingly and unconditionally guarantees, as a primary obligor and not merely as a surety and as a guaranty of payment and performance and not solely as a guaranty of collection, to Seller (and Seller’s successors and assigns) the prompt, complete, and full payment and performance when due, of the Obligations. (b) If Buyer shall for any reason fail to pay or perform any Obligation, as and when such Obligation shall become due and payable, Guarantor will, forthwith upon demand by Seller, pay and perform such Obligation in full to Seller in the manner specified in the Trade Confirmation. (c) If Buyer or Guarantor fails to promptly perform the Obligations or any other obligation under this Guaranty and as described in the immediately preceding subsections (a) or (b), Guarantor will incur the additional obligation to pay to Seller, and Guarantor will forthwith upon demand by Seller pay to Seller, the amount of any and all reasonable and documented expenses incurred by Seller as a result of such failure, Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

2 including reasonable and documented fees and disbursements of Seller’s counsel and of any agents retained by Seller in connection with the enforcement of Seller's rights thereunder, which Seller may incur as a result of such failure. (d) All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever (except as required by law; provided, however, prior to withholding any amounts, Guarantor will communicate to Seller such planned withholding and shall permit Seller to provide such documentation that is necessary to avoid such withholding so long as Seller provides such information in a timely manner), including, without limitation, for any and all present and future taxes. (e) The liability of Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. Section 3. Unconditional Guaranty. (a) No action which Seller may take or omit to take in connection with any of the Obligation Documents or any of the Obligations, and no course of dealing between Seller and Buyer or any other person or entity shall release or diminish Guarantor’s obligation, liability, agreement or duty hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Seller. Without limiting the foregoing, Guarantor hereby expressly agrees that Seller may, from time to time, without notice to or the consent of Guarantor, do any or all of the following: (i) Make an agreement with Buyer to amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto. (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Obligation Document, to bring suit against Buyer or any other person or entity, or to take any other action concerning the Obligations or the Obligation Documents. (iii) Make an agreement with Buyer to change, rearrange, extend, or renew the time, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications or otherwise). (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents. (v) Discharge, release, or make an agreement with Buyer or any other person or entity to substitute or add obligors. (vi) Apply all monies received from Buyer or others as Seller may determine to be in its best interest, without in any way being required to marshal assets or to apply all or any part of such monies upon any particular Obligations. (b) No action or inaction of Buyer or any other person or entity, and no change of law or circumstances, shall release or diminish Guarantor’s obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Seller. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

3 to time, even if occurring without notice to or without the consent of Guarantor: (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of Buyer or any other proceedings involving Buyer or any of the assets of Buyer under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Buyer, any properties of Buyer, or the estate in bankruptcy of Buyer in the course of or resulting from any such proceedings. (ii) The failure by Seller to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which Buyer is a party. (iii) The release by operation of law of Buyer from any of the Obligations or any other obligations to Seller. (iv) Any defense or excuse for failure by Buyer to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever. (v) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantor under this Guaranty. (c) Seller may invoke the benefits of this Guaranty before pursuing any remedies against Buyer or any other person or en t i ty and before proceeding against any security now or hereafter existing for the payment or performance of any of the Obligations. Seller may maintain an action against Guarantor on this Guaranty without joining Buyer therein and without bringing a separate action against Buyer. (d) If any payment to Seller by Buyer is held to constitute a preference or a voidable transfer under applicable state, provincial or federal laws, or if for any other reason Seller is required to refund such payment to the payor thereof or to pay the amount thereof to any other person or entity, such payment to Seller shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Seller on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time. Section 4. Waiver. Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the Obligation Documents: (a) notice of the incurrence of any Obligation by Buyer, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Buyer; (b) notice that Seller or Buyer, or any other p erson o r e n t i t y has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation; (c) demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

4 nonperformance; and (d) notice of intention to protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever. Section 5. Exercise of Remedies. Seller, shall have the right to enforce, from time to time, in any order and at Seller’s sole discretion, any rights, powers and remedies which Seller may have under this Guaranty or the Obligation Documents or otherwise; and Guarantor shall be liable to Seller for any deficiency resulting from the exercise by Seller, of any such right or remedy even though any rights which Guarantor may have against Buyer or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Seller, to exercise, and no delay in exercising, any right hereunder or under this Guaranty or any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Seller, provided herein and in the Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Seller, hereunder are not conditional or contingent on any attempt by Seller to exercise any of its rights under this Guaranty or any Obligation Document against Guarantor, Buyer or any other person or entity. Section 6. Successors and Assigns. Guarantor’s rights or obligations hereunder may not be assigned or delegated except with the prior written consent of Seller. This Guaranty shall (a) bind Guarantor and their successors and permitted assigns under the preceding sentence, and (b) apply to and inure to the benefit of Seller and its successors or assigns. Section 7. Representations and Warranties. Guarantor hereby represents and warrants to Seller as follows: (a) Guarantor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization; and Guarantor has all requisite power and authority to execute, deliver and perform this Guaranty. (b) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary action and do not and will not contravene its organizational documents. (c) The execution, delivery and performance by Guarantor of this Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Guarantor or any of its affiliates or properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties. (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guaranty. (e) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights. (f) There is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which would materially and adversely affect Guarantor’s ability to perform its obligations hereunder. Section 8. No Oral Change. No amendment or waiver of any provision of this Guaranty shall Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

5 be effective unless it is in writing and signed by Guarantor and by Seller. Section 9. Invalidity of Particular Provisions. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law. Sections and other headings and captions are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty. Section 10. Term. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(c) herein. Section 11. Notices. Any notice or communication required or permitted hereunder shall be delivered by hand, sent by overnight courier or facsimile or by e-mail to such party to the address, facsimile number or e-mail address set forth below: To Guarantor: Willow Tree Capital Offshore Fund, LLC [To be provided] To Seller: Macquarie Bank Limited c/o Macquarie Group 660 Fifth Avenue, 10th Floor New York, New York 10103 Attention: Tunde Malomo or David Anekstein Telephone: (212) 231-0458 or 212-231-6187 Electronic Mail Address: loan.admin@macquarie.com or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Section 12. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty. This Guaranty may be validly executed and delivered by facsimile or other electronic transmission and such executed signature pages shall be duplicate originals. Section 13. Governing Law. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; (b) GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST SELLER OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER OBLIGATION DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

6 EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER OBLIGATION DOCUMENT SHALL AFFECT ANY RIGHT THAT SELLER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER OBLIGATION DOCUMENT AGAINST GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. GUARANTOR, AND SELLER IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY OBLIGATION DOCUMENT OR OTHER DOCUMENT RELATED THERETO. (c) GUARANTOR AND SELLER IRREVOCABLY CONSENT TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11 OF THIS GUARANTY. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. SECTION 14. WAIVER OF JURY TRIAL. GUARANTOR AND SELLER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY, THE OBLIGATIONS OR ANY OBLIGATION DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY OR ANY OBLIGATION DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH SUCH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY SUCH PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND ANY OTHER OBLIGATION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK] Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

7 IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above. WILLOW TREE CAPITAL OFFSHORE FUND, LLC By: _________________________________ Name: Title: Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

8 ACKNOWLEDGED AND ACCEPTED: MACQUARIE BANK LIMITED By: Name: Title: By: Name: Title: POA reference no. 3324 Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B Authorized Signatory David Anekstein Authorized Signatory Marshall Weaver 69679C9D-5BC9 52E 93B1 B1CA61D49BEA

9 EXHIBIT A TRADE CONFIRMATION Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

LSTA PAR/NEAR PAR TRADE CONFIRMATION To: WILLOW TREE CAPITAL OFFSHORE BLOCKER, LLC Mark Klingensmith Phone No.: 212-218-1080 Email Address: Klingensmith@willowtreelp.com From: Macquarie Bank Limited Massimo Pascucci Phone No.: +1 (347) 603-3773 Email Address: massimo.pascucci@macquarie.com We are pleased to confirm the following transaction, subject to the Standard Terms and Conditions for Par/Near Par Trade Confirmations (the "Standard Terms and Conditions") published by The Loan Syndications and Trading Association, Inc.® (the "LSTA") as of July 21, 2023,2 which Standard Terms and Conditions are incorporated herein by reference without any modification whatsoever except as otherwise agreed herein by the parties and specifically set forth in the "Trade Specific Other Terms of Trade" section below. The parties hereto agree to submit any dispute as to the reasonableness of a buy-in or sell-out price to binding arbitration in accordance with the LSTA "Rules Governing Arbitration between Loan Traders with regard to Cover Price for Trades that Do Not Settle by BISO Trigger Date" in existence on the Trade Date, and to comply with any award or decision issued in connection with such an arbitration proceeding. Capitalized terms used and not defined in this Confirmation have the respective meanings ascribed thereto in the Standard Terms and Conditions. Trade Date: September 30, 2024 Seller: Macquarie Bank Limited Principal Agent Buyer: WILLOW TREE CAPITAL OFFSHORE BLOCKER, LLC Principal Agent Credit Agreement: CREDIT AGREEMENT dated as of September 30, 2024 among ESCP DTFS INC., as Borrower, ESCP DTFS HOLDINGS LLC, as Holdings, THE LENDERS PARTY THERETO and WILLOW TREE AGENCY, LLC, as Administrative Agent Borrowers: See Credit Agreement above Form of Purchase: If no election is made, "Assignment" applies. Assignment Assignment Only Participation Other 2The Standard Terms and Conditions are available on the LSTA website at http://www.lsta.org. LSTA EFFECTIVE July 21, 2023 Copyright © LSTA 2023. All rights reserved. Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

Purchase Amount/ Type of Debt: Purchase Amount Type of Debt Facility CUSIP Number $17,712,464.33 Term Loan Initial Term Loans N/A Purchase Rate: 98.00% Upfront Fee: None; $____________ Payable on: Settlement Date; ________ ___, 20__ Payable by: Seller; Buyer Credit Documents to be provided by Seller: Yes (only applicable if Buyer was not a lender on Trade Date and made its request on or prior to Trade Date) No Collateral Annex Applicable: Collateral Account Institution: Trade Specific Other Terms of Trade: Yes No Collateral Account established with Seller If selected, Collateral Account Segregation: Yes No Collateral Account established with a Third-Party Custodian Specify Other Terms: 1. No amounts in respect of Delayed Compensation shall be payable and the provisions of the Standard Terms and Conditions relating to Compensation for Delayed Settlement shall not apply. 2. The parties hereto anticipate that the Transaction may be partially settled on one or more separate Settlement Dates at Buyer's option. 3. The parties hereto agree to use commercially reasonable efforts to settle the Transaction as soon as reasonably practicable and further agree that the Settlement Date shall occur on or prior to the 90th calendar day following the Trade Date (the "Required Closing Date"); provided however if the Required Closing Date is not a Business Day, the final Settlement Date shall occur on or prior to the Business Day immediately preceding the Required Closing Date; provided further that the parties hereto may agree to amend this provision and such amendment may take the form of email agreement. For the avoidance of doubt, in the event Buyer fails to settle the Transaction by the Required Closing Date, Seller may terminate the Transaction and shall be entitled to pursue all remedies for breach of contract available under law and/or equity. 4. In the event that Seller elected to withhold 10.00% of the purchase price in connection with Seller’s original purchase of the Debt from Buyer (such portion, the “Holdback Percentage”), then notwithstanding anything herein or in the Standard Terms and Conditions to the contrary, the Purchase Price (calculated without reference to this clause) remitted by Buyer to Seller on the Settlement Date shall be reduced by an amount equal to the product of (a) the Purchase Amount, (b) the Purchase Rate and (c) the Holdback Percentage. The resulting amount taking into account the reduction shall be referred to hereinafter as the “Delayed Purchase Price”. 5. On each Settlement Date, in addition to the related portion of the Delayed Purchase Price, Buyer shall also pay Seller a fee equal to the product of (a) the portion of the Delayed Purchase Price settling and (b) the product Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

of (i) the greater of (A) 45 and (B) difference in calendar days between the Trade Date and the Settlement Date and (ii) 0.00022667. 6. Notwithstanding anything to the contrary contained in the Standard Terms and Conditions or any other agreement between the parties hereto or their respective Affiliates, the parties hereto agree that, in addition to the disclosures permitted by Section 21 of the Standard Terms and Conditions, following the Required Closing Date, the Seller may disclose the existence and terms of this Confirmation and any information and documents received from Buyer or its Affiliates relating to the Credit Agreement and/or the Borrower to any proposed transferee, assignee, participant, or other entity proposing to enter into contractual relations with Seller in respect of the Debt; provided however that (a) prior to such disclosure, Seller shall ensure that such recipients are subject to obligations of confidentiality substantially similar to those set forth in the Credit Agreement; and (b) any information that is subject to the confidentiality obligations set forth in the Credit Agreement shall only be disclosed if such disclosure is permitted pursuant to the Credit Agreement. Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B69679C9D-5BC9 52E 93B1 B1CA61D49BEA

Please provide the signature of a duly authorized signatory where indicated below and return this letter to the attention of Massimo Pascucci at the following e-mail address: massimo.pascucci@macquarie.com. If you have any questions, please contact Massimo Pascucci at +1 347 603 3773. Seller MACQUARIE BANK LIMITED Buyer WILLOW TREE CAPITAL OFFSHORE BLOCKER, LLC By:____________________________________ Name: __________________________________ Title: __________________________________ By:_____________________________________ Name: __Mark Klingensmith______________ Title: __Authorized Signatory__________ Docusign Envelope ID: BD7E6E1C-4387-49D2-B267-D488C6CB5E3B Senior Manager Amanda Dabydeen 69679C9D-5BC9 52E 93B1 B1CA61D49BEA

1 GUARANTY THIS GUARANTY is dated as of August 2, 2024 (this “Guaranty”), by Willow Tree Capital Offshore Fund, LLC (“Guarantor”), in favor of Macquarie Bank Limited (“Seller”). RECITALS Pursuant to the LSTA Par/Near Par Trade Confirmation entered into between Willow Tree Capital Offshore Blocker, LLC (“Buyer”) and Seller (the “Trade Confirmation”, a copy of which is attached hereto as Exhibit A), Buyer agreed to purchase all of Seller's right, title and interest in a Participation Agreement pursuant to which Seller was granted a participation in the Purchase Amount (as defined in such Participation Agreement) in an amount equal to the Purchase Amount of the Facility (each as specified in the Trade Confirmation, and referred to herein as the “Loans”) extended under the Credit Agreement (as defined in the Trade Confirmation) and which Seller has a participating interest therein, and Seller agreed to sell the Loans to Buyer. NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantor from Seller’s agreement under the Trade Confirmation, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Seller to enter into the Trade Confirmation, Guarantor hereby commits to Seller as follows: AGREEMENTS Section 1. Definitions. All terms used in this Guaranty which are defined in the Trade Confirmation and not otherwise defined herein shall have the same meanings when used herein. All references herein to this Guaranty, the Trade Confirmation, or any other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings: “Obligations” means collectively Buyer’s obligation to purchase the Loans in accordance with the terms of the Trade Confirmation and all of the other liabilities, obligations, agreements and undertakings of Buyer to Seller arising under, and as provided for in, the Trade Confirmation. “Obligation Documents” means the Trade Confirmation, and all other documents, instruments and agreements, delivered in connection therewith; provided that this Guaranty shall not be an “Obligation Document” for any purpose of this Guaranty. Section 2. Guaranty. (a) Guarantor, irrevocably, absolutely, continuingly and unconditionally guarantees, as a primary obligor and not merely as a surety and as a guaranty of payment and performance and not solely as a guaranty of collection, to Seller (and Seller’s successors and assigns) the prompt, complete, and full payment and performance when due, of the Obligations. (b) If Buyer shall for any reason fail to pay or perform any Obligation, as and when such Obligation shall become due and payable, Guarantor will, forthwith upon demand by Seller, pay and perform such Obligation in full to Seller in the manner specified in the Trade Confirmation. (c) If Buyer or Guarantor fails to promptly perform the Obligations or any other obligation under this Guaranty and as described in the immediately preceding subsections (a) or (b), Guarantor will incur the additional obligation to pay to Seller, and Guarantor will forthwith upon demand by Seller pay to Seller, the amount of any and all reasonable and documented expenses incurred by Seller as a result of such failure, Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

2 including reasonable and documented fees and disbursements of Seller’s counsel and of any agents retained by Seller in connection with the enforcement of Seller's rights thereunder, which Seller may incur as a result of such failure. (d) All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever (except as required by law; provided, however, prior to withholding any amounts, Guarantor will communicate to Seller such planned withholding and shall permit Seller to provide such documentation that is necessary to avoid such withholding so long as Seller provides such information in a timely manner), including, without limitation, for any and all present and future taxes. (e) The liability of Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. Section 3. Unconditional Guaranty. (a) No action which Seller may take or omit to take in connection with any of the Obligation Documents or any of the Obligations, and no course of dealing between Seller and Buyer or any other person or entity shall release or diminish Guarantor’s obligation, liability, agreement or duty hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Seller. Without limiting the foregoing, Guarantor hereby expressly agrees that Seller may, from time to time, without notice to or the consent of Guarantor, do any or all of the following: (i) Make an agreement with Buyer to amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto. (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Obligation Document, to bring suit against Buyer or any other person or entity, or to take any other action concerning the Obligations or the Obligation Documents. (iii) Make an agreement with Buyer to change, rearrange, extend, or renew the time, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications or otherwise). (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents. (v) Discharge, release, or make an agreement with Buyer or any other person or entity to substitute or add obligors. (vi) Apply all monies received from Buyer or others as Seller may determine to be in its best interest, without in any way being required to marshal assets or to apply all or any part of such monies upon any particular Obligations. (b) No action or inaction of Buyer or any other person or entity, and no change of law or circumstances, shall release or diminish Guarantor’s obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Seller. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

3 to time, even if occurring without notice to or without the consent of Guarantor: (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of Buyer or any other proceedings involving Buyer or any of the assets of Buyer under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Buyer, any properties of Buyer, or the estate in bankruptcy of Buyer in the course of or resulting from any such proceedings. (ii) The failure by Seller to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which Buyer is a party. (iii) The release by operation of law of Buyer from any of the Obligations or any other obligations to Seller. (iv) Any defense or excuse for failure by Buyer to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever. (v) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantor under this Guaranty. (c) Seller may invoke the benefits of this Guaranty before pursuing any remedies against Buyer or any other person or en t i ty and before proceeding against any security now or hereafter existing for the payment or performance of any of the Obligations. Seller may maintain an action against Guarantor on this Guaranty without joining Buyer therein and without bringing a separate action against Buyer. (d) If any payment to Seller by Buyer is held to constitute a preference or a voidable transfer under applicable state, provincial or federal laws, or if for any other reason Seller is required to refund such payment to the payor thereof or to pay the amount thereof to any other person or entity, such payment to Seller shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Seller on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time. Section 4. Waiver. Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the Obligation Documents: (a) notice of the incurrence of any Obligation by Buyer, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Buyer; (b) notice that Seller or Buyer, or any other p erson o r e n t i t y has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation; (c) demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

4 nonperformance; and (d) notice of intention to protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever. Section 5. Exercise of Remedies. Seller, shall have the right to enforce, from time to time, in any order and at Seller’s sole discretion, any rights, powers and remedies which Seller may have under this Guaranty or the Obligation Documents or otherwise; and Guarantor shall be liable to Seller for any deficiency resulting from the exercise by Seller, of any such right or remedy even though any rights which Guarantor may have against Buyer or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Seller, to exercise, and no delay in exercising, any right hereunder or under this Guaranty or any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Seller, provided herein and in the Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Seller, hereunder are not conditional or contingent on any attempt by Seller to exercise any of its rights under this Guaranty or any Obligation Document against Guarantor, Buyer or any other person or entity. Section 6. Successors and Assigns. Guarantor’s rights or obligations hereunder may not be assigned or delegated except with the prior written consent of Seller. This Guaranty shall (a) bind Guarantor and their successors and permitted assigns under the preceding sentence, and (b) apply to and inure to the benefit of Seller and its successors or assigns. Section 7. Representations and Warranties. Guarantor hereby represents and warrants to Seller as follows: (a) Guarantor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization; and Guarantor has all requisite power and authority to execute, deliver and perform this Guaranty. (b) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary action and do not and will not contravene its organizational documents. (c) The execution, delivery and performance by Guarantor of this Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Guarantor or any of its affiliates or properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties. (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guaranty. (e) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights. (f) There is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which would materially and adversely affect Guarantor’s ability to perform its obligations hereunder. Section 8. No Oral Change. No amendment or waiver of any provision of this Guaranty shall Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

5 be effective unless it is in writing and signed by Guarantor and by Seller. Section 9. Invalidity of Particular Provisions. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law. Sections and other headings and captions are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty. Section 10. Term. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(c) herein. Section 11. Notices. Any notice or communication required or permitted hereunder shall be delivered by hand, sent by overnight courier or facsimile or by e-mail to such party to the address, facsimile number or e-mail address set forth below: To Guarantor: Willow Tree Capital Offshore Fund, LLC [To be provided] To Seller: Macquarie Bank Limited c/o Macquarie Group 125 West 55th Street, 20th Floor New York, New York 10019 Attention: Tunde Malomo or David Anekstein Telephone: (212) 231-0458 or (212) 231-6187 Electronic Mail Address: loan.admin@macquarie.com; FICCLegalNewYork@macquarie.com or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Section 12. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty. This Guaranty may be validly executed and delivered by facsimile or other electronic transmission and such executed signature pages shall be duplicate originals. Section 13. Governing Law. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; (b) GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST SELLER OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER OBLIGATION DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

6 OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER OBLIGATION DOCUMENT SHALL AFFECT ANY RIGHT THAT SELLER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER OBLIGATION DOCUMENT AGAINST GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. GUARANTOR, AND SELLER IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY OBLIGATION DOCUMENT OR OTHER DOCUMENT RELATED THERETO. (c) GUARANTOR AND SELLER IRREVOCABLY CONSENT TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11 OF THIS GUARANTY. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. SECTION 14. WAIVER OF JURY TRIAL. GUARANTOR AND SELLER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY, THE OBLIGATIONS OR ANY OBLIGATION DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY OR ANY OBLIGATION DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH SUCH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY SUCH PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND ANY OTHER OBLIGATION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK] Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

7 IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above. WILLOW TREE CAPITAL OFFSHORE FUND, LLC By: _________________________________ Name: Mark Klingensmith Title: Authorized Signatory Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

8 ACKNOWLEDGED AND ACCEPTED: MACQUARIE BANK LIMITED By: Name: Title: By: Name: Title: POA reference no. 3324 Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F David Anekstein Authorized Signatory Marshall Weaver Authorized Signatory 69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

9 EXHIBIT A TRADE CONFIRMATION Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

LSTA PAR/NEAR PAR TRADE CONFIRMATION To: WILLOW TREE CAPITAL OFFSHORE BLOCKER, LLC Mark Klingensmith Phone No.: 212-218-1080 Email Address: Klingensmith@willowtreelp.com From: Macquarie Bank Limited Massimo Pascucci Phone No.: +1 (347) 603-3773 Email Address: massimo.pascucci@macquarie.com We are pleased to confirm the following transaction, subject to the Standard Terms and Conditions for Par/Near Par Trade Confirmations (the "Standard Terms and Conditions") published by The Loan Syndications and Trading Association, Inc.® (the "LSTA") as of July 21, 2023,2 which Standard Terms and Conditions are incorporated herein by reference without any modification whatsoever except as otherwise agreed herein by the parties and specifically set forth in the "Trade Specific Other Terms of Trade" section below. The parties hereto agree to submit any dispute as to the reasonableness of a buy-in or sell-out price to binding arbitration in accordance with the LSTA "Rules Governing Arbitration between Loan Traders with regard to Cover Price for Trades that Do Not Settle by BISO Trigger Date" in existence on the Trade Date, and to comply with any award or decision issued in connection with such an arbitration proceeding. Capitalized terms used and not defined in this Confirmation have the respective meanings ascribed thereto in the Standard Terms and Conditions. Trade Date: August 2, 2024 Seller: Macquarie Bank Limited Principal Agent Buyer: WILLOW TREE CAPITAL OFFSHORE BLOCKER, LLC Principal Agent Credit Agreement: CREDIT AGREEMENT dated as of October 23, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time), among RPX CORPORATION as Parent Borrower, RIPTIDE PARENT, LLC, as Holdings, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO and BARINGS FINANCE LLC, as Administrative Agent and Collateral Agent BARINGS FINANCE LLC, as Lead Arranger and Bookrunner Borrowers: See Credit Agreement above Form of Purchase: If no election is made, "Assignment" applies. Assignment Assignment Only Participation Other 2The Standard Terms and Conditions are available on the LSTA website at http://www.lsta.org. LSTA EFFECTIVE July 21, 2023 Copyright © LSTA 2023. All rights reserved. Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

Purchase Amount/ Type of Debt: Purchase Amount Type of Debt Facility CUSIP Number $8,356,223.67 Term Loan Term Loan N/A Purchase Rate: 98.50% Upfront Fee: None; $____________ Payable on: Settlement Date; ________ ___, 20__ Payable by: Seller; Buyer Credit Documents to be provided by Seller: Yes (only applicable if Buyer was not a lender on Trade Date and made its request on or prior to Trade Date) No Collateral Annex Applicable: Collateral Account Institution: Trade Specific Other Terms of Trade: Yes No Collateral Account established with Seller If selected, Collateral Account Segregation: Yes No Collateral Account established with a Third-Party Custodian Specify Other Terms: 1. No amounts in respect of Delayed Compensation shall be payable and the provisions of the Standard Terms and Conditions relating to Compensation for Delayed Settlement shall not apply. 2. The parties hereto anticipate that the Transaction may be partially settled on one or more separate Settlement Dates at Buyer's option. 3. The parties hereto agree to use commercially reasonable efforts to settle the Transaction as soon as reasonably practicable and further agree that the Settlement Date shall occur on or prior to the 90th calendar day following the Trade Date (the "Required Closing Date"); provided however if the Required Closing Date is not a Business Day, the final Settlement Date shall occur on or prior to the Business Day immediately preceding the Required Closing Date; provided further that the parties hereto may agree to amend this provision and such amendment may take the form of email agreement. For the avoidance of doubt, in the event Buyer fails to settle the Transaction by the Required Closing Date, Seller may terminate the Transaction and shall be entitled to pursue all remedies for breach of contract available under law and/or equity. 4. In the event that Seller elected to withhold 10.00% of the purchase price in connection with Seller’s original purchase of the Debt from Buyer (such portion, the “Holdback Percentage”), then notwithstanding anything herein or in the Standard Terms and Conditions to the contrary, the Purchase Price (calculated without reference to this clause) remitted by Buyer to Seller on the Settlement Date shall be reduced by an amount equal to the product of (a) the Purchase Amount, (b) the Purchase Rate and (c) the Holdback Percentage. The resulting amount taking into account the reduction shall be referred to hereinafter as the “Delayed Purchase Price”. 5. On each Settlement Date, in addition to the related portion of the Delayed Purchase Price, Buyer shall also pay Seller a fee equal to the product of (a) the portion of the Delayed Purchase Price settling and (b) the product Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

of (i) the greater of (A) 45 and (B) difference in calendar days between the Trade Date and the Settlement Date and (ii) 0.00024444. 6. Notwithstanding anything to the contrary contained in the Standard Terms and Conditions or any other agreement between the parties hereto or their respective Affiliates, the parties hereto agree that, in addition to the disclosures permitted by Section 21 of the Standard Terms and Conditions, following the Required Closing Date, the Seller may disclose the existence and terms of this Confirmation and any information and documents received from Buyer or its Affiliates relating to the Credit Agreement and/or the Borrower to any proposed transferee, assignee, participant, or other entity proposing to enter into contractual relations with Seller in respect of the Debt; provided however that (a) prior to such disclosure, Seller shall ensure that such recipients are subject to obligations of confidentiality substantially similar to those set forth in the Credit Agreement; and (b) any information that is subject to the confidentiality obligations set forth in the Credit Agreement shall only be disclosed if such disclosure is permitted pursuant to the Credit Agreement. Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F69679 9D-5BC9 52E 93B1-B1CA 1D49BEA

Please provide the signature of a duly authorized signatory where indicated below and return this letter to the attention of Massimo Pascucci at the following e-mail address: massimo.pascucci@macquarie.com. If you have any questions, please contact Massimo Pascucci at +1 347 603 3773. Seller MACQUARIE BANK LIMITED Buyer WILLOW TREE CAPITAL OFFSHORE BLOCKER, LLC By:____________________________________ Name: __________________________________ Title: __________________________________ By:_____________________________________ Name: Mark Klingensmith___________________ Title: Authorized Signatory__________________ Docusign Envelope ID: 2E034CAA-AB95-46F2-AA77-DA6F6CD2919F Tunde Malomo Senior Manager 69679 9D-5BC9 52E 93B1-B1CA 1D49BEA